SHARE SUBSCRIPTION AGREEMENT

TO: **Double Halo Resources Inc. (the "Issuer")**
RE: **Purchase and Sale of Shares of the Issuer**
DATED FOR REFERENCE: November 15, 2006

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the provisions of Schedule A – Terms and Conditions and Schedule B – Subscriber Acknowledgements and Exemptions to this Subscription Agreement (which, together with all forms (the "Forms") attached hereto, form a part of this Subscription Agreement), that number of shares (the "Shares") of the Issuer set out on page 1 hereof at a price of $0.0001 per Share.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION AGREEMENT PRIOR TO DELIVERY TO THE ISSUER

The Subscriber must:

1. **Complete (a) the information required on pages 1 and 2** with respect to subscription amounts and registration and delivery particulars; and (b) if the Subscriber is a Canadian resident, the information under section 2 of Schedule "B" **by circling the appropriate subsection** thereunder to indicate which exemption is applicable to the Subscriber.

2. Complete **the Form at the end of Schedule B,** if applicable:

   (a) Subscribers must complete **Form 1** if you are a resident of any Province or Territory of Canada AND you indicated under section 2 of Schedule "B" that you are an "Accredited Investor" (i.e. high net worth or high income person as defined on the forms attached hereto), complete the Accredited Investor Certificate .

3. Courier completed forms and subscription funds to the Issuer, Double Halo Resources Inc. Suite 1220 – 600 Burrard St. Vancouver BC Canada V6C 2X8. Subscription funds may be paid by bank wire, certified cheque or bank draft payable to "Double Halo Resources Inc." All monetary amounts herein are in U.S. dollars.

SUBSCRIPTION AMOUNTS

No. of Shares to be purchased at US$0.0001 each	4,500,000
Total Subscription Funds for Shares	$450

REGISTRATION AND DELIVERY (Complete **Box A** AND for broker registration, **Box B**):

BOX A: SUBSCRIBER INFORMATION AND SIGNATURE

Susan Shacker

(name of subscriber)

1567 West 28th St. Vancouver

(address – include city, province and postal code)

(604) 961-2588

(telephone number)

[signature]

(signature of subscriber/authorized signatory)

(email address of subscriber/authorized signatory)

(if applicable, print name of signatory and office)

BOX B: FOR REGISTRATION THROUGH BROKER OR TRUSTEE

in trust for

(name of registered holder) (name of beneficial holder and account reference, if applicable)

(address of registered holder – include city, province and postal code)

(address of beneficial holder – include city, province and postal code)

(registered holder: contact name and phone number)

If the Shares subscribed for are to be delivered to an address other than that provided in Box A or Box B above:

(name of addressee)

(address line 1)

(address line 2)

Execution by the Subscriber in Box A hereof will constitute an irrevocable offer and agreement by the Subscriber to subscribe for the Shares described herein on the terms and conditions herein set out. The Issuer will be entitled to rely on the delivery of a facsimile copy of this Subscription Agreement, and acceptance by the Issuer of such facsimile Subscription Agreement will be legally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms and conditions hereof.

ACCEPTANCE

This Subscription Agreement is accepted and agreed to by the Issuer as of the 15 day of November, 20 06.	**DOUBLE HALO RESOURCES INC.** Per: ______________________ Authorized Signatory

SCHEDULE A – TERMS AND CONDITIONS

1. Interpretation

1.1 Unless otherwise stated, all dollar figures herein expressed are in Canadian Dollars.

1.2 Unless the context otherwise requires, a reference in this Subscription Agreement and the schedules hereto to:

(a) "**Agreement**" or "**Subscription Agreement**" means this subscription agreement and all schedules and forms attached thereto, and all instruments supplementing, amending or confirming this subscription agreement;

(b) "**Applicable Securities Laws**" means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities having application over this Offering and the Issuer in the Provinces of British Columbia, Alberta and Ontario and such other Canadian jurisdictions in which Shares are sold;

(c) "**Closing**" refers to the completion of the purchase and sale of the Shares;

(d) "**Exemptions**" means the exemptions from the prospectus and registration requirements of the Securities Acts;

(e) "**Offering**" has the meaning described in subsection 2.1;

(f) "**Offering Jurisdictions**" refers to British Columbia, Alberta and Ontario, any other Province or Territory of Canada or any jurisdiction outside of Canada, as determined by the Issuer;

(g) "**Securities Acts**" refers to the Securities Act or analogous legislation and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto of the Canadian Offering Jurisdictions where the Shares may be sold;

(h) "**Securities Commissions**" refers to the securities commissions or similar regulatory authorities in the Canadian Offering Jurisdictions who administer their respective Securities Acts; and

(i) "**Shares**" means the common shares in the capital of the Issuer.

2. Description of Shares

2.1 The Issuer is offering (the "**Offering**") Shares at a price of $0.0001 each. The offering price of the Shares was determined by the Issuer. The number of Shares that the Issuer intends to sell may be increased by the Issuer in its absolute discretion.

3. Conditions of the Offering

3.1 Subscriptions are irrevocable, subject to the Subscriber's right to withdraw its subscription and terminate its obligations as set out in this Subscription Agreement. If the Offering is terminated by the Issuer, subscription funds will be returned with interest pursuant to section 1.2 of Schedule B.

4. Eligibility and Subscription Procedure

4.1 The Offering contemplated herein is being made pursuant to the Exemptions. The Issuer will rely on the representations and warranties of the Subscriber contained in this Subscription Agreement to determine the applicability of available Exemptions.

4.2 The Offering contemplated herein is not, and under no circumstances is to be construed as, a public offering of the Shares. The Offering is not being made, and this subscription does not constitute an offer to sell or the solicitation of an offer to buy the Shares, in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

4.3 Subscribers must complete and execute this Subscription Agreement and all applicable Forms thereto (please see the Instructions listed on the face page hereof) and return them to the Issuer with a certified cheque, money order or bank draft made payable to the Issuer in the amount of the applicable subscription funds.

4.4 A subscription for Shares will only be effective upon its acceptance by the Issuer. A subscription will only be accepted if the Issuer is satisfied that, and will be subject to a condition for the benefit of the Issuer that, the Offering can lawfully be made in the jurisdiction of residence of the Subscriber pursuant to an available Exemption or exemption under the securities laws of the Subscriber's jurisdiction of residence and that all other Applicable Securities Laws have been and will be complied with in connection with the proposed distribution of the Shares.

4.5 The Issuer reserves the right to accept or reject any subscription in whole or in part and shall have no liability whatsoever to any Subscriber in the event that any subscription is rejected in whole or in part.

4.6 The Subscriber hereby appoints the Issuer, with full power of substitution, as its true and lawful attorney in its place or stead to complete or correct any errors or omissions in this Subscription Agreement, including any Form forming part thereof.

5. Closing

5.1 Closing of the Offering will take place no more than five business days following and subject to receipt of, all regulatory approvals at such time and at such place as the Issuer may determine. At Closing, the Issuer will deliver to the Subscriber the certificates representing the Shares purchased by the Subscriber, registered in the name of the Subscriber or as directed on page 2 of this Subscription Agreement.

6. Resale Restrictions and Legending of Securities

6.1 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions required by the Applicable Securities Laws. The Subscriber will receive certificates representing the Shares bearing the following legend imprinted thereon:

> "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS PLUS ONE DAY FROM THE LATER OF THE CLOSING DATE OR THE DATE THE CORPORATION BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY]".

6.2 Further, the certificates will also bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.";

7. Issuer's Representations and Warranties

7.1 The Issuer represents and warrants to the Subscriber that, as of the date of this Subscription Agreement and at Closing hereunder:

(a) the Issuer and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

(b) the Issuer has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Shares.

(c) no offering memorandum has been or will be provided to the Subscriber with respect to the sale of Shares;

(d) the creation, issuance and sale of the Shares by the Issuer does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Issuer is a party;

(e) the Shares will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Issuer will reserve sufficient Shares in the treasury of the Issuer to enable it to issue the Shares;

(f) this Subscription Agreement, when accepted by the Issuer will be duly authorized by all necessary corporate action on the part of the Issuer and, subject to acceptance by the Issuer, constitutes a valid obligation of the Issuer legally binding upon it and enforceable in accordance with its terms;

(g) neither the Issuer nor any of its subsidiaries, if any, is a party to any actions, suits or proceedings which could materially adversely affect its business or financial condition, and to the best of the Issuer's knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record; and

(h) no order ceasing or suspending trading in the securities of the Issuer nor prohibiting the sale of such securities has been issued to the Issuer or its directors, officers or promoters, and to

the best of the Issuer's knowledge, no investigations or proceedings for such purposes are pending or threatened.

8. Covenants of the Issuer

8.1 The Issuer hereby covenants with each Subscriber that:

(a) it will offer, sell, issue and deliver the Shares pursuant to exemptions from the prospectus filing, registration or qualification requirements of Applicable Securities Laws and otherwise fulfil all legal requirements required to be fulfilled by the Issuer (including without limitation, compliance with all Applicable Securities Laws of the Offering Jurisdictions) in connection with the Offering;

(b) it will within the required time, file with the Securities Commissions any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws in connection with the Offering, together with any applicable filing fees and other materials;

(c) it will use reasonable commercial efforts to satisfy as expeditiously as possible any conditions required to be satisfied; and

(d) to the extent that any Person entitled to be indemnified hereunder is not a party to this Agreement, the Subscriber will obtain and hold the rights and benefits of this Agreement in trust for, and on behalf of, such Person and such Person will be entitled to enforce the provisions of this section notwithstanding that such Person is not a party to this Agreement.

9. Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements of the Subscriber

9.1 The Subscriber acknowledge that its representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they will be relied upon by the Issuer. The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true as at the date of the issuance of the Shares and agrees that they shall survive the purchase by the Subscriber of the Shares.

10. No Contractual Right of Action for Rescission

10.1 The Subscriber acknowledges that (i) it is purchasing the Shares issued hereunder pursuant to an exemption under Applicable Securities Laws which does not require delivery to the Subscriber of an offering memorandum, (ii) it will not receive any offering memorandum in connection with this Subscription Agreement, and (iii) it is not entitled to contractual rights of action or rescission.

11. Indemnity

11.1 The Subscriber will indemnity and hold the Issuer and its directors, officer, employees, agents, advisers and shareholders harmless from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceedings or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation, warranty, covenant, acknowledgement or agreement of the Subscriber contained herein or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or

agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Issuer in connection herewith.

12. Costs

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase, resale or transfer of the Shares will be borne by the Subscriber.

13. Consent to Disclosure of Information

13.1 The Subscriber acknowledges and consents to the release by the Issuer of information regarding the Subscriber's subscription, including the Subscriber's name, address, telephone number, e-mail address, telephone number and the number of Shares purchased, in compliance with securities regulatory policies to regulatory authorities in the Offering Jurisdictions and the Subscriber waives to the extent lawful, its rights under any applicable privacy legislation and the Subscriber confirms that it has been notified by the Issuer that:

(a) its name, address, telephone number and details of its purchase of Units will be given to the Ontario Securities Commission (the "OSC");

(b) such information is being collected by the OSC under the authority granted to it in securities legislation of Ontario;

(c) the collection of such information by the OSC is for the purpose of the administration and enforcement of the securities legislation of Ontario; and

(d) it can contact the OSC at the following telephone number to obtain answers to questions about the OSC's indirect collection of such information:

Administrative Assistant to the Director of Corporate Finance:
Telephone: (416) 593-8086.

14. Miscellaneous

14.1 Time is of the essence hereof.

14.2 Each party to this Subscription Agreement covenants and agrees that it will, from time to time both before and after the Closing, at the request and expense of the requesting party, promptly execute and deliver all such other instruments, notices, releases, escrow agreements, undertakings and other documents, and shall do all such other acts and other things, as may be necessary or desirable for purposes of carrying out the provisions of this subscription.

14.3 Except as expressly provided for in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this subscription contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations, warranties, acknowledgments and covenants, whether expressed or implied, whether written or oral, and whether made by statute, common law, the parties hereto or anyone else. This Subscription Agreement may only be amended by instrument in writing signed by the parties hereto.

14.4 This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in either a personal or

corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

14.5 The invalidity or unenforceability of any particular provision of this subscription will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

14.6 This Subscription Agreement, including without limitation the terms, conditions, representations, warranties, acknowledgements and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the completion of the purchase and sale of the Shares and any subsequent disposition thereof by the Subscriber.

14.7 This Subscription Agreement is not assignable.

14.8 The Issuer will be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, and acceptance by the Issuer of a facsimile copy of this Subscription Agreement will create a legal, valid and binding agreement between the Subscriber and the Issuer in accordance with its terms.

14.9 This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

14.10 This Subscription Agreement is deemed to be entered into on the acceptance date by the Issuer, notwithstanding its actual date of execution by the Subscriber.

14.11 All monetary amounts are in U.S. dollars.

SCHEDULE B – SUBSCRIBER ACKNOWLEDGEMENTS AND EXEMPTIONS

1. **Subscriber's Acknowledgements – Regarding Risk, Restrictions, Independent Advice**

1.1 The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Issuer that:

(a) no prospectus has been filed by the Issuer with any securities commission or similar authority, in connection with the sale of the Shares and no offering memorandum has been delivered to the Subscriber in respect of the sale of the Shares, and the issuance and the sale of the Shares is subject to such sale being exempt from the prospectus/registration requirements under Applicable Securities Laws and accordingly:

(i) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(ii) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii) the Issuer is relieved from certain obligations that would otherwise apply under such legislation;

(b) the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Issuer is in no way responsible) for compliance with applicable resale restrictions;

(c) to the knowledge of the Subscriber, the sale of the Shares was not accompanied by any advertisement;

(d) the offer made by this Subscription Agreement is irrevocable (subject to the right of the Issuer to terminate this Subscription Agreement) and requires acceptance by the Issuer;

(e) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Subscriber waives any requirement on the Issuer's behalf to immediately communicate its acceptance of this Subscription Agreement to the Subscriber;

(f) the Shares are speculative investments which involve a substantial degree of risk;

(g) the Subscriber is sophisticated in financial investments, has had access to and has received all such information concerning the Issuer that the Subscriber has considered necessary in connection with the Subscriber's investment decision and the Subscriber will not receive an offering memorandum or similar disclosure document;

(h) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies

or governmental authorities made any recommendation or endorsement with respect to, the Shares;

(i) the Issuer will rely on the representations and warranties made herein or otherwise provided by the Subscriber to the Issuer in completing the sale and issue of the Shares to the Subscriber;

(j) it (i) is not a U.S. Person (as defined in Rule 902 of Regulation S (*"Regulation S"*) under the United States *Securities Act of 1933* (the *"U.S. Act"*), which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the Shares for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction set out in the name and address of the Subscriber set forth hereinbelow; and (iii) was not offered any Shares in the United States and was outside the United States at the time of execution and delivery of this Agreement; and

(k) it acknowledges that the Shares have not been registered under the U.S. Act and the Issuer has no obligation or present intention of filing a registration statement under the U.S. Act in respect of any of the Shares. The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S, pursuant to a registration under the U.S. Act or pursuant to an available exemption from such registration, and that hedging transactions involving the Shares may not be conducted unless in compliance with the U.S. Act. It understands that any certificate representing the Shares may bear a legend setting forth the foregoing restrictions. The Subscriber understands that the Shares are restricted within the meaning of *"Rule 144"* promulgated under the U.S. Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Shares by it, and even then will not be available unless (i) a public trading market then exists for the common stock of the Issuer, (ii) adequate information concerning the Issuer is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made by it only in limited amounts in accordance with such terms and conditions.

1.1 The Subscriber hereby acknowledges and agrees that the subscription proceeds, subject to any statutory rights of the Subscriber, will be immediately advanced to the Issuer prior to the date of the Closing. All advances to the Issuer as contemplated herein will form a loan from the Subscriber to the Issuer and in the event that the Closing fails to occur, for any reason, the Subscriber will be deemed to have loaned the purchase funds to the Issuer, repayable on demand and bearing interest from the date of advance to the Issuer by the Subscriber, until the date of repayment with interest at the prime rate of interest specified by the Bank of Montreal, Vancouver, Main Branch, from time to time.

2. Subscriber's Exemption Status

2.1 The Subscriber, by its execution of this Subscription Agreement, hereby further represents and warrants to, and covenants with, the Issuer (which representations, warranties and covenants will survive the Closing of the Offering) that the Subscriber is purchasing the Shares as principal for its own account, it is purchasing such Shares not for the benefit of any other person, and not with a view to the resale or distribution of the Shares and, one of the following exemptions is applicable to the Subscriber **[circle the subsection that applies]**:

a.1 Private Issuer Exemption

(a) The Subscriber is (circle the applicable subsection, if any):

SS (i) a director, officer, employee, founder or control person of the Issuer,

(ii) a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Issuer,

(iii) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Issuer,

(iv) a close personal friend of a director, executive officer, founder or control person of the Issuer,

(v) a close business associate of a director, executive officer, founder or control person of the Issuer,

(vi) a security holder of the Issuer,

(vii) an accredited investor and has completed Form 1 attached,

(viii) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are persons described in paragraphs (i) to (vii) above,

(ix) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (i) to (vii), or

(x) a person that is not the public.

a.2 Subscribers Outside of Canada

If the Subscriber is resident in a jurisdiction outside of Canada, it acknowledges and certifies that:

(a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(b) there is no government or other insurance covering the Shares;

(c) there are risks associated with the purchase of the Shares;

(d) there are restrictions on the Subscriber's ability to resell the Shares and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Shares; and

(e) the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell the Shares under the Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

a.3 Other General Representations Applicable to All Subscribers

The Subscriber further represents and acknowledges that:

(a) the Subscriber has no knowledge of a "material fact" or "material change", as those terms are defined in Applicable Securities Laws, in respect of the affairs of the Issuer that has not been generally disclosed to the public;

(b) the Subscriber (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the execution page of this Subscription Agreement;

(c) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a Issuer, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Subscriber;

(d) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e) the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(f) in connection with the Subscriber's investment in the Shares, the Subscriber has not relied upon the Issuer for investment, legal or tax advice, and has, in all cases sought the advice of the Subscriber's own personal investment advisor, legal counsel and tax advisers or has waived its rights thereto and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Issuer, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Shares;

(g) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase the Shares;

(ii) that any person will refund the purchase price for the Shares; or

(iii) as to the future price or value of the Shares;

(h) the Subscriber understands and acknowledges that the Issuer is not currently a reporting issuer in any jurisdiction and as a result the hold period to which the Shares are subject will be indefinite in every jurisdiction in which the Shares are issued, until the Issuer becomes a reporting issuer in such jurisdiction. There is no assurance that the Issuer will ever become a reporting issuer in the future. The Subscriber further understands that the certificates representing the shares may bear a legend describing the resale restrictions and the Subscriber agrees to comply with such resale restrictions;

(i) to the extent the law permits, the Subscriber agrees to leave his share certificate for safekeeping with the Issuer, but may have possession of same upon request, if required for a Registered Retirement Savings Plan (as defined in the *Income Tax Act* (Canada)) or similar requirements;

(j) the Subscriber agrees that this Agreement will in no way restrict the Issuer from obtaining further funds through the sale of equity securities of the Issuer or otherwise;

(k) the Subscriber acknowledges and consents to the collection and retention by the Issuer of certain information, including personal information, regarding the Subscriber and the Subscriber's subscription, including the Subscriber's name, address, telephone number and email address, the number of Shares purchased and any control persons of the Subscriber. The Subscriber acknowledges and agrees that this information will be retained on the share register of the Issuer which may be available for inspection by the public. The Subscriber further consents and agrees to the release of this information to the securities regulatory authorities as required by law and regulatory policies.

Compliance with Local Laws

(l) the Subscriber will, with respect to the purchase of the Shares hereunder, comply with Applicable Securities Laws and applicable securities laws of its jurisdiction of residence and, if applicable, Rule 904 of Regulation S concerning the resale of the Shares, and all related restrictions (and the Issuer is not in any way responsible for such compliance) and shall speak and consult with its own legal advisors with respect to such compliance;